UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 23, 2016 (November 22, 2016)

YULONG ECO-MATERIALS LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands	001-37459	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eastern End of Xiwuzhuang Village Jiaodian Town, Xinhua Area Pingdingshan, Henan Province People’s Republic of China
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   +86-375-8888988

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such forward-looking statements include statements regarding the timing or outcome of the NASDAQ listing qualification deficiency process or the ability of the registrant to successfully maintain its NASDAQ listing, and the timing of the filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2016, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. We caution you not to place undue reliance on any such forward-looking statements. Several factors could cause actual results to differ materially from those expressed in or contemplated by the forward-looking statements, including those discussed in detail in the registrant’s filings with the SEC, including its prior Annual Reports on Form 10-K. The registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 22, 2016, the registrant received a letter from The NASDAQ Stock Market (“NASDAQ”) noting that because the registrant had not filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 (the “Quarterly Report”) with the Securities and Exchange Commission (“SEC”) by its due date, and because the registrant remains delinquent in filing its Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “Annual Report”), the registrant does not comply with NASDAQ Listing Rule 5250(c)(1) which requires that NASDAQ-listed companies file their periodic financial reports with the SEC on a timely basis.

In accordance with NASDAQ’s previous letter dated October 14, 2016 (and disclosed in the registrant’s Current Report on Form 8-K filed with the SEC on October 19, 2016), the registrant has until December 13, 2016 to submit a plan to regain compliance with NASDAQ’s continued listing requirements to NASDAQ. If the NASDAQ staff accepts such plan, it has discretion to grant up to 180 calendar days (i.e., until April 11, 2017) from the original non-compliance date of the Annual Report for the registrant to regain compliance.

On November 23, 2016, the registrant issued a press release regarding the foregoing matters.  A copy of the press release is filed herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d)          Exhibits

Exhibit Number	Description
99.1	Press release dated November 23, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2016	YULONG ECO-MATERIALS LIMITED
(Registrant)

	By:	/s/ Yulong Zhu
Yulong Zhu
Chief Executive Officer

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